Exhibit 99.1

500 West Main Street P.O. Box 1438 Louisville, KY 40202 http://www.humana.com news release

For More Information Contact:

Regina Nethery Humana Investor Relations (502) 580-3644 E-mail: Rnethery@humana.com

Tom Noland Humana Corporate Communications (502) 580-3674 E-mail: Tnoland@humana.com

Humana Realigns Financial Reporting Segments

LOUISVILLE, KY – April 22, 2015 – Humana Inc. (NYSE: HUM) announced today that it has realigned certain of its businesses among its financial reporting segments to correspond with internal management reporting changes and renamed its Employer Group segment the Group segment. The company’s three reportable segments remain Retail, Group, and Healthcare Services.

The more significant realignments of the company’s businesses included reclassifying Medicare benefits offered to groups to the Retail segment from the Group segment, bringing all of Humana’s Medicare offerings, which are now managed collectively, together in one segment, recognizing that in some instances we market directly to individuals that are part of a group Medicare account. In addition, the company realigned its military services business, primarily its TRICARE South Region contract previously included in the Other Businesses category, to its Group segment as the company considers this contract with the government to be a group account.

Additionally, the company has revised its reporting of membership associated with dual-eligible demonstration projects to report that membership under Medicaid rather than Medicare Advantage. Dual-eligible members not associated with demonstration projects will continue to be classified as Medicare Advantage members.

Restated historical segment financials for the 2014 quarters are included with this press release. The three reportable segments now consist of the following businesses:

•	Retail segment – consists of Medicare benefits, marketed to individuals or directly via group accounts, as well as individual commercial fully-insured medical and specialty health insurance benefits, including dental, vision, and other supplemental health and financial protection products. In addition, the Retail segment also includes the company’s contract with the Centers for Medicare and Medicaid Services to administer the Limited Income Newly Eligible Transition prescription drug plan program and contracts with various states to provide Medicaid, dual eligible, and Long-Term Support Services benefits, collectively, its state-based contracts.

•	Group segment – consists of employer group commercial fully-insured medical and specialty health insurance benefits, including dental, vision, and other supplemental health and voluntary insurance benefits, as well as administrative services only products. In addition, the company’s Group segment includes its health and wellness products (primarily marketed to employer groups) and military services business, primarily its TRICARE South Region contract.

•	Healthcare Services segment – includes services offered to the company’s health plan members as well as to third parties, including pharmacy solutions, provider services, home-based services, and clinical programs, as well as services and capabilities to advance population health.

The company will also continue to report under the category of Other Businesses those businesses which do not align with the reportable segments described above, primarily the company’s closed block long-term care insurance policies.

As previously announced, Humana will be releasing its first quarter 2015 financial results on April 29, 2015. Details associated with the company’s upcoming earnings release are available at:

http://phx.corporate-ir.net/phoenix.zhtml?c=92913&p=irol-newsArticle&ID=2028487

***********

Humana Inc., headquartered in Louisville, Ky., is a leading health and well-being company focused on making it easy for people to achieve their best health with clinical excellence through coordinated care. The company’s strategy integrates care delivery, the member experience, and clinical and consumer insights to encourage engagement, behavior change, proactive clinical outreach and wellness for the millions of people we serve across the country.

More information regarding Humana is available to investors via the Investor Relations page of the company’s web site at www.humana.com, including copies of:

•	Annual reports to stockholders;

•	Securities and Exchange Commission filings;

•	Most recent investor conference presentations;

•	Quarterly earnings news releases;

•	Replays of most recent earnings release conference calls;

•	Calendar of events (including upcoming earnings conference call dates and times, as well as planned interaction with research analysts and institutional investors);

•	Corporate Governance information.

Humana Inc.

Segment Realignment

Supplementary Information

4/22/2015

Humana Inc.

Segment Realignment Supplementary Information

Contents

Page	Description
6	1Q14 Segment Financial Information
7	2Q14 Segment Financial Information
8	3Q14 Segment Financial Information
9	4Q14 Segment Financial Information
10	FY 2014 Segment Financial Information
11	2014 Membership Detail by Quarter

Humana Inc.

1Q14 Segment Financial Information

in millions

	Retail	Group	Healthcare Services	Other Businesses	Eliminations/ Corporate	Consolidated
	(in thousands)
1Q14 QTD
Revenues - external customers
Premiums:
Individual Medicare Advantage	$6,460	$—	$—	$—	$—	$6,460
Group Medicare Advantage	1,384	—	—	—	—	1,384
Medicare stand-alone PDP	865	—	—	—	—	865

Total Medicare	8,709	—	—	—	—	8,709

Fully-insured	525	1,329	—	—	—	1,854
Specialty	59	275	—	—	—	334
Military services	—	6	—	—	—	6
Medicaid and other	169	—	—	11	—	180

Total premiums	9,462	1,610	—	11	—	11,083

Services revenue:
Provider	—	5	307	—	—	312
ASO and other	14	188	—	3	—	205
Pharmacy	—	—	21	—	—	21

Total services revenue	14	193	328	3	—	538

Total revenues - external customers	9,476	1,803	328	14	—	11,621

Intersegment revenues
Services	—	19	3,481	—	(3,500)	—
Products	—	—	846	—	(846)	—

Total intersegment revenues	—	19	4,327	—	(4,346)	—

Investment income	23	6	—	15	47	91

Total revenues	9,499	1,828	4,655	29	(4,299)	11,712

Operating expenses:
Benefits	8,080	1,167	—	24	(147)	9,124
Operating costs	1,010	493	4,434	4	(4,156)	1,785
Depreciation and amortization	40	24	36	1	(19)	82

Total operating expenses	9,130	1,684	4,470	29	(4,322)	10,991

Income from operations	369	144	185	—	23	721
Interest expense	—	—	—	—	35	35

Income before income taxes	$369	$144	$185	$—	$(12)	$686

Benefit ratio	85.4%	72.5%				82.3%
Operating cost ratio	10.7%	27.1%	95.3%			15.4%

Humana Inc.

2Q14 Segment Financial Information

in millions

	Retail	Group	Healthcare Services	Other Businesses	Eliminations/ Corporate	Consolidated
	(in thousands)
2Q14 QTD
Revenues - external customers
Premiums:
Individual Medicare Advantage	$6,467	$—	$—	$—	$—	$6,467
Group Medicare Advantage	1,366	—	—	—	—	1,366
Medicare stand-alone PDP	941	—	—	—	—	941

Total Medicare	8,774	—	—	—	—	8,774

Fully-insured	912	1,321	—	—	—	2,233
Specialty	66	275	—	—	—	341
Military services	—	4	—	—	—	4
Medicaid and other	214	—	—	18	—	232

Total premiums	9,966	1,600	—	18	—	11,584

Services revenue:
Provider	—	6	324	—	—	330
ASO and other	13	175	—	3	—	191
Pharmacy	—	—	25	—	—	25

Total services revenue	13	181	349	3	—	546

Total revenues - external customers	9,979	1,781	349	21	—	12,130

Intersegment revenues
Services	—	16	3,724	—	(3,740)	—
Products	—	—	938	—	(938)	—

Total intersegment revenues	—	16	4,662	—	(4,678)	—

Investment income	24	5	—	15	48	92

Total revenues	10,003	1,802	5,011	36	(4,630)	12,222

Operating expenses:
Benefits	8,495	1,262	—	25	(155)	9,627
Operating costs	1,071	484	4,770	5	(4,495)	1,835
Depreciation and amortization	37	26	35	1	(20)	79

Total operating expenses	9,603	1,772	4,805	31	(4,670)	11,541

Income from operations	400	30	206	5	40	681
Interest expense	—	—	—	—	35	35

Income before income taxes	$400	$30	$206	$5	$5	$646

Benefit ratio	85.2%	78.9%				83.1%
Operating cost ratio	10.7%	26.9%	95.2%			15.1%

Humana Inc.

3Q14 Segment Financial Information

in millions

	Retail	Group	Healthcare Services	Other Businesses	Eliminations/ Corporate	Consolidated
	(in thousands)
3Q14 QTD
Revenues - external customers
Premiums:
Individual Medicare Advantage	$6,448	$—	$—	$—	$—	$6,448
Group Medicare Advantage	1,381	—	—	—	—	1,381
Medicare stand-alone PDP	806	—	—	—	—	806

Total Medicare	8,635	—	—	—	—	8,635

Fully-insured	926	1,335	—	—	—	2,261
Specialty	67	274	—	—	—	341
Military services	—	5	—	—	—	5
Medicaid and other	352	—	—	13	—	365

Total premiums	9,980	1,614	—	13	—	11,607

Services revenue:
Provider	—	6	320	—	—	326
ASO and other	10	172	—	2	—	184
Pharmacy	—	—	26	—	—	26

Total services revenue	10	178	346	2	—	536

Total revenues - external customers	9,990	1,792	346	15	—	12,143

Intersegment revenues
Services	—	22	3,879	—	(3,901)	—
Products	—	—	968	—	(968)	—

Total intersegment revenues	—	22	4,847	—	(4,869)	—

Investment income	24	6	—	15	50	95

Total revenues	10,014	1,820	5,193	30	(4,819)	12,238

Operating expenses:

Benefits	8,469	1,324	—	24	(151)	9,666
Operating costs	1,156	468	4,953	5	(4,684)	1,898
Depreciation and amortization	43	27	37	—	(22)	85

Total operating expenses	9,668	1,819	4,990	29	(4,857)	11,649

Income from operations	346	1	203	1	38	589
Interest expense	—	—	—	—	38	38

Income before income taxes	$346	$1	$203	$1	$—	$551

Benefit ratio	84.9%	82.0%				83.3%
Operating cost ratio	11.6%	25.8%	95.4%			15.6%

Humana Inc.

4Q14 Segment Financial Information

in millions

	Retail	Group	Healthcare Services	Other Businesses	Eliminations/ Corporate	Consolidated
	(in thousands)
4Q14 QTD
Revenues - external customers
Premiums:
Individual Medicare Advantage	$6,407	$—	$—	$—	$—	$6,407
Group Medicare Advantage	1,359	—	—	—	—	1,359
Medicare stand-alone PDP	792	—	—	—	—	792

Total Medicare	8,558	—	—	—	—	8,558

Fully-insured	902	1,354	—	—	—	2,256
Specialty	64	274	—	—	—	338
Military services	—	4	—	—	—	4
Medicaid and other	520	—	—	9	—	529

Total premiums	10,044	1,632	—	9	—	11,685

Services revenue:
Provider	—	6	303	—	—	309
ASO and other	2	205	—	1	—	208
Pharmacy	—	—	27	—	—	27

Total services revenue	2	211	330	1	—	544

Total revenues - external customers	10,046	1,843	330	10	—	12,229

Intersegment revenues
Services	—	21	4,014	—	(4,035)	—
Products	—	—	997	—	(997)	—

Total intersegment revenues	—	21	5,011	—	(5,032)	—

Investment income	26	6	—	15	52	99

Total revenues	10,072	1,870	5,341	25	(4,980)	12,328

Operating expenses:

Benefits	8,464	1,377	—	29	(121)	9,749
Operating costs	1,339	491	5,150	3	(4,862)	2,121
Depreciation and amortization	45	26	47	(2)	(29)	87

Total operating expenses	9,848	1,894	5,197	30	(5,012)	11,957

Income (loss) from operations	224	(24)	144	(5)	32	371
Interest expense	—	—	—	—	84	84

Income (loss) before income taxes	$224	$(24)	$144	$(5)	$(52)	$287

Benefit ratio	84.3%	84.4%				83.4%
Operating cost ratio	13.3%	26.3%	96.4%			17.3%

Humana Inc.

FY 2014 Segment Financial Information

in millions

	Retail	Group	Healthcare Services	Other Businesses	Eliminations/ Corporate	Consolidated
	(in thousands)
2014 YTD
Revenues - external customers
Premiums:
Individual Medicare Advantage	$25,782	$—	$—	$—	$—	$25,782
Group Medicare Advantage	5,490	—	—	—	—	5,490
Medicare stand-alone PDP	3,404	—	—	—	—	3,404

Total Medicare	34,676	—	—	—	—	34,676

Fully-insured	3,265	5,339	—	—	—	8,604
Specialty	256	1,098	—	—	—	1,354
Military services	—	19	—	—	—	19
Medicaid and other	1,255	—	—	51	—	1,306

Total premiums	39,452	6,456	—	51	—	45,959

Services revenue:
Provider	—	23	1,254	—	—	1,277
ASO and other	39	740	—	9	—	788
Pharmacy	—	—	99	—	—	99

Total services revenue	39	763	1,353	9	—	2,164

Total revenues - external customers	39,491	7,219	1,353	60	—	48,123

Intersegment revenues
Services	—	78	15,098	—	(15,176)	—
Products	—	—	3,749	—	(3,749)	—

Total intersegment revenues	—	78	18,847	—	(18,925)	—

Investment income	97	23	—	60	197	377

Total revenues	39,588	7,320	20,200	120	(18,728)	48,500

Operating expenses:

Benefits	33,508	5,130	—	102	(574)	38,166
Operating costs	4,576	1,936	19,307	17	(18,197)	7,639
Depreciation and amortization	165	103	155	—	(90)	333

Total operating expenses	38,249	7,169	19,462	119	(18,861)	46,138

Income from operations	1,339	151	738	1	133	2,362
Interest expense	—	—	—	—	192	192

Income before income taxes	$1,339	$151	$738	$1	$(59)	$2,170

Benefit ratio	84.9%	79.5%				83.0%
Operating cost ratio	11.6%	26.5%	95.6%			15.9%

Humana Inc.

Ending Membership Detail

In thousands

	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014
Medical Membership:
Retail
Individual Medicare Advantage	2,330.8	2,359.0	2,402.8	2,427.9
Group Medicare Advantage	477.6	479.7	484.9	489.7
Medicare stand-alone PDPs	3,856.5	3,885.5	3,940.8	3,994.0

Total Medicare	6,664.9	6,724.2	6,828.5	6,911.6

Individual commercial	715.6	1,120.8	1,085.8	1,016.2
State-based Medicaid	129.6	167.0	296.3	316.8
Medicare Supplement	118.4	123.5	129.2	131.9

Total Retail	7,628.5	8,135.5	8,339.8	8,376.5

Group
Fully-insured medical commercial	1,200.2	1,210.1	1,212.3	1,235.5
ASO commercial	1,142.0	1,120.1	1,111.9	1,104.3
Military services	3,098.0	3,111.3	3,085.6	3,090.4

Total Employer Group	5,440.2	5,441.5	5,409.8	5,430.2

Other Businesses
Long-term care and other	37.9	36.7	36.0	35.0

Total Other Businesses	37.9	36.7	36.0	35.0

Total Medical Membership	13,106.6	13,613.7	13,785.6	13,841.7

Specialty Membership:
Retail
Dental - fully-insured	803.2	889.1	876.4	828.5
Vision	176.7	202.7	209.0	208.4
Other supplemental benefits	143.8	137.7	134.1	128.9

Total Retail	1,123.7	1,229.5	1,219.5	1,165.8

Group
Dental - fully-insured	2,397.6	2,401.6	2,379.7	2,370.5
Dental - ASO	800.4	792.1	783.7	772.4
Vision	2,072.3	2,080.1	2,074.7	2,103.3
Other supplemental benefits	1,330.6	1,302.2	1,287.2	1,256.5

Total Employer Group	6,600.9	6,576.0	6,525.3	6,502.7

Total Specialty Membership	7,724.6	7,805.5	7,744.8	7,668.5